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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 1, 2003
                Date of Report (Date of earliest event reported)

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

               001-16197                     22-3537895
        (Commission File Number)   (IRS Employer Identification No.)

               158 Route 206, Peapack-Gladstone, New Jersey 07934
                    (Address of principal executive offices)

                                 (908) 234-0700
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)      Exhibits.

              Exhibit No.        Title
              -----------        -----

              99.1               Press Release dated August 1, 2003.

Items 9 and 12.

The following information is disclosed pursuant to Item 12 on Form 8-K:

On August 1, 2003, Peapack-Gladstone Financial Corporation (the "Corporation") issued a press release reporting earnings and other financial results for its second quarter of 2003, which ended June 30, 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

In addition to the financial results determined in accordance with generally accepted accounting principles ("GAAP"), the press release also contains financial information determined by methods other than in accordance with GAAP. The Corporation's management uses these non-GAAP measures, which it defines as "operating" measures, in their analysis of the Corporation's performance. These "operating" measures adjust GAAP income before extraordinary item and cumulative effect of a change in accounting principle to exclude the effects of unusual items, such as restructuring charges and write downs, costs associated with debt redemptions, acquisition and conversion related charges, impairment of equity securities and other items we believe are not indicative of our on-going operations. The Corporation believes that these non-GAAP operating measures supplement our GAAP financial information and provide useful measures of evaluating the Corporation's operating results and any related trends that may be affecting the Corporation's business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated:   August 4, 2003                  By: /s/ Arthur F. Birmingham
                                            ------------------------------------
                                                 Arthur F. Birmingham
                                                 Executive Vice President and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

     Exhibit No.        Title
     -----------        -----

     99.1               Press Release dated August 1, 2003.




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